UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form
8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 24, 2022

Commission File Number	Exact name of registrant as specified in its charter and principal office address and telephone number	State of Incorporation	I.R.S. Employer Identification No.
001-37976	Southwest Gas Holdings, Inc. 8360 S. Durango Drive Post Office Box 98510 Las Vegas, Nevada 89193 (702) 876-7237	Delaware	81-3881866
001-07850	Southwest Gas Corporation 8360 S. Durango Drive Post Office Box 98510 Las Vegas, Nevada 89193 (702) 876-7237	California	88-0085720

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Southwest Gas Holdings, Inc:

(Title of class)	(Trading symbol)	(Exchange on which registered)
Southwest Gas Holdings, Inc. Common Stock, $1 par value	SWX	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange
Southwest Gas Corporation:
None.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or
Rule12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE
This Amendment No. 1 (this “Amendment”) to the Current Report on Form
8-K
filed by Southwest Gas Holdings, Inc. and its subsidiary Southwest Gas Corporation (the “Company”) on March 28, 2022 (the “Initial Filing”) is being filed to update certain information regarding the timing of the retirement of Eric DeBonis and the appointment of Julie M. Williams as the Senior Vice President/Operations of the Company. Except as set forth in this Amendment, the information included in the Initial Filing remains unchanged.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Retirement of Eric DeBonis
On June 2, 2022, Mr. DeBonis, the former Senior Vice President/Operations of the Company informed the Company that he intends to retire from the Company effective as of July 1, 2022 (the “Separation Date”), rather than December 1, 2022 as was disclosed in the Initial Filing. Mr. DeBonis relinquished his title as Senior Vice President/Operations of the Company effective June 1, 2022, but will continue to be employed by the Company in a transitional role through the Separation Date. Mr. DeBonis’s decision to accelerate his retirement is due to his desire to pursue other interests and is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.
Appointment of Julie M. Williams
Ms. Williams assumed the role of Senior Vice President/Operations of the Company effective June 1, 2022.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST GAS HOLDINGS, INC.

Date: June 6, 2022	/s/ Thomas E. Moran
Thomas E. Moran
Vice President/General Counsel/Corporate Secretary

SOUTHWEST GAS CORPORATION

Date: June 6, 2022	/s/ Thomas E. Moran
Thomas E. Moran
Vice President/Corporate Secretary